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                                                                Exhibit 10(a)


                        STOCK OPTION AGREEMENT


        THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of the 12th day of February, 1996, by and between THE FRESH JUICE COMPANY, INC., a Delaware corporation (the "Corporation") and PAUL BALLENTINE (the "Employee").

                          W I T N E S S E T H

        WHEREAS, as of the date hereof the Corporation grants to the Employee, effective as of such date (for purposes of such grant, the "Award Date"), a stock option (the "Option") to purchase shares of the Common Stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

        1. Grant of Option: Vesting of Options. (a) The Corporation has granted to the Employee as a matter of separate inducement and agreement in connection with the Employee's employment with, or other services to, the Corporation, but not in lieu of any salary or other compensation for such services, the right and option to purchase on the terms and conditions hereinafter set forth, all or any part of an aggregate of 60,000 shares of Common Stock, subject to vesting as set forth in Section 1(b) below, at the price of $3.125 per share (the "Price") (such Price being 125% of the closing per share bid price of the Common Stock as reported on the NASDAQ-Small Cap System as of the date hereof), exercisable from time to time subject to the provisions of this Agreement prior to the third anniversary of the date of vesting of such options (the "Expiration Date").

        (b) The Option shall vest as follows: (i) upon the execution and delivery of this Agreement with respect to 10,000 shares of Common Stock and
(ii) thereafter, on the anniversary date of this Agreement, 1/10 of the remaining shares of Common Stock exercisable under the Option.

        2. Exercisability of Option. Except as otherwise provided in this Agreement, the Option may be exercised from time to time and in whole or in part up to the full number of shares covered hereby. The Option may be exercised only as to whole

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shares; fractional share interests shall be disregarded except that they may be accumulated.

        3.  Method of Exercise and Payment.

            (a) Exercise of Option. Each exercise of the Option shall be by means of written notice of exercise duly delivered to the Secretary of the Corporation, specifying the number of whole shares with respect to which the Option is being exercised, together with any written statements required pursuant hereunder and payment of the Price in full in cash or by check payable to the order of the Corporation. At the option of the Corporation, the Employee may also deliver in payment of a portion or all of the Price, certificates for Common Stock, which shall be valued at the Fair Market Value of such Common Stock, on the date of exercise of the Option. At the option of the Corporation, the Employee may pay for all or a portion of the Price by means of a promissory note to the Corporation, on such terms and conditions as the Corporation may determine.

        4. No Right to Employment. Nothing contained in this Agreement shall confer upon the Employee any right to continue in the employ of, or to continue rendering services to, the Corporation or constitute any contract or agreement of engagement or employment. The Employee acknowledges that the Corporation has the right to terminate the Employee's employment or services at will except as may be otherwise provided by separate agreement. Nothing contained in this Agreement shall interfere in any way with the right of the Corporation to (i) terminate the employment or services of the Employee at any time for any reason whatsoever, with or without cause, or (ii) reduce the compensation received by the Employee from the rate in existence on the Award Date.

        5. Effect of Termination of Relationship. The Option and all other rights hereunder, to the extent such rights shall not have been exercised prior to the date Employee ceases to be employed by the Corporation, shall terminate and become null and void; provided, however, that the Employee may, to the extent the Option shall have become exercisable prior to such date, exercise the Option at any time up to three months after termination of employment other than termination for malfeasance, gross negligence or conviction of a felony ("Discharge for Cause"). During the period after death, the Option may, regardless of whether it was exercisable on the date of death (or earlier termination) be exercised by the person or persons to which the Employee's rights under this Agreement shall pass by will or by the applicable laws of descent and distribution. No part of the Option shall be exercisable after the effective date of Discharge for Cause. Unless sooner terminated, the Option shall expire at the end of the applicable period specified above, to the extent not exercised within that period. In no event may the Option be exercised by any person after the Expiration Date.


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        6. Non-Assignability of Option. Interests in the Option shall not be subject to sale, transfer, pledge, assignment or alienation other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, regardless of any community property or other interest therein of the Employee's spouse or such spouse's successor in interest. In the event that the spouse of the Employee shall have acquired a community property interest in the Option the Employee, or such transferees, may exercise it on behalf of the spouse of the Employee or such spouse's successor in interest.

        7. Adjustments Upon Specified Changes. Upon the occurrence of certain events relating to the Corporation's stock, such as stock splits, combinations, extraordinary cash dividends, or mergers in which the Corporation is not the surviving corporation, adjustments will be made in the number and kind of shares that may be issuable under, or in the consideration payable with respect to the Option.

        8. Employee Not a Stockholder. Neither the Employee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any of the shares of Common Stock not actually issued and delivered to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

        9. Application of Securities Laws.

                (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission, and any other regulatory agencies, including any other state securities agencies having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Employee hereby represents, agrees and certifies that:

        (1) The Employee (A) can bear the economic risk of losing the Employee's entire investment; and (B) has adequate means of providing for the Employee's current needs and possible personal contingencies.

        (2) The Employee has had an opportunity to ask questions of and receive answers from the Corporation's Chief Financial Officer and President concerning the terms and conditions of this investment.



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        (3) The Employee understands that the Option and the Shares issuable upon exercise of the Option have not been registered under the Securities Act of 1933 (the "Act") or any state securities act in reliance on available exemptions and that the Corporation is relying upon the Employee's representations and warranties herein in availing itself of said exemptions.

        (4) The Option hereby granted to the Employee is being acquired solely for the Employee's own account for investment purposes, and is not being purchased with a view to or for the purposes of the resale, transfer or other distribution thereof; and the Employee has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, transfer or distribution and the Employee further agrees that the Option and Common Stock acquired pursuant to the Option will not be transferred or distributed without
(a) first having presented to the Corporation a written opinion of legal counsel in form and substance to the Corporation's counsel indicating the proposed transfer will not be in violation of any of the provisions of the Act and applicable state securities laws and the rules and regulations promulgated thereunder, or (b) a registration statement covering the resale of such Common Stock being effective. Finally, the Employee recognizes that a legend reading substantially as follows shall be placed on all certificates representing the Common Stock as well as on the Option issued pursuant hereto and a stop order shall be placed against a transfer of same in accordance with the following legend:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER
        THE SECURITIES ACT OF 1933, AS AMENDED. THESE
        SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT
        AND MAY NOT BE SOLD OR TRANSFERRED IN THE
        ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT
        FOR THE SECURITIES UNDER THE SECURITIES ACT OF
        1933, AS AMENDED, OR AN EXEMPTION FROM
        REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
        AMENDED.

        (5) (a) The Employee either has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons, or by reason of the Employee's business or financial experience can be reasonably assumed to have the capacity to protect the Employee's own interests in connection with acquisition of the Option and exercise thereof. The foregoing representations and warranties are true and accurate as of the Award Date and Employee shall confirm that such representations and warranties, as well as any other representations and warranties reasonably requested by the Company, are true and correct as of the date of delivery of certificates representing the Common Stock acquired pursuant to the Option and shall



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survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate as of any of the foregoing dates, the Employee shall give written notice of such fact to the Corporation specifying which representations and warranties are not true and accurate and the reasons therefor. Any person or persons entitled to exercise the Option under the provisions of Section 6 above shall be bound by and obligated under the provisions of this Section 9 to the same extent as is the Employee.

                (b) The Corporation may impose such conditions on the Option or on its exercise or acceleration or on the payment of any withholding obligation (including, without limitation, restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        10. Notices. Any notice to be given to the Corporation under the terms of the Agreement shall be in writing and addressed to the Secretary of the Corporation at The Fresh Juice Company, Inc., 350 Northern Boulevard, Great Neck, New York 11201 and any notice to be given to the Employee shall be sent to the address appearing beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given on the date of delivery, if delivered by hand, or five days after deposit into U.S. mails or a notice sent by registered or certified mail (postage and registry or certification fee prepaid).

        11. Effect of Agreement. The Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation.

        12. Tax Withholding. The exercise of the Option as well as the Corporation's right to condition a transfer of Common Stock shall be subject to the Company's compliance with the applicable withholding requirements of federal, state and local authorities. No Common Stock acquired pursuant to an exercise of the Option may be transferred until the Corporation has withheld, or has received payment from the Employee of, all amounts the Corporation is required to withhold.

        13. Inclusion in a Plan; Terms of the Plan Govern. The Corporation covenants to adopt and seek stockholder ratification of an incentive stock option plan (the "Plan") under which the Award would be deemed granted. Except with respect to terms specifically set forth in this Agreement, the Award and this Agreement are subject to, and the Corporation and the Employee agree to be bound by, all of the terms and conditions of the any Plan. The rights of the Employee are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions set forth such Plan.



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        14.  Laws Applicable to Construction.  The interpretation, performance and enforcement of the Award and this Agreement shall be governed by the laws of the State of New York, without regards to the conflict of laws principles thereof.

        IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his or her hand as of the date and year first above written.

                                THE FRESH JUICE COMPANY, INC.

                                By: /s/ STEVE SMITH
                                   ----------------------------------------
                                   Name:   Steve Smith
                                   Title:  President

                                EMPLOYEE

                                          /s/ PAUL BALLENTINE
                                -------------------------------------------
                                              Paul Ballentine

                                               6316 PINE LANE
                                -------------------------------------------
                                                  (Address)

                                             LAKELAND, FL 33813
                                -------------------------------------------
                                           (City, State, Zip Code)

                                                 ###-##-####
                                -------------------------------------------
                                          (Social Security Number)


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